Exhibit 99.1

Global Hydrogen Energy Completes Business Combination with Dune Acquisition Corporation to Form Publicly Traded Global Gas Corporation

●	Pure Play Hydrogen and Carbon Recovery Project Developer and Industrial Gas Supplier

●	Global Gas is a Founder-Led, Minority-Owned Business

●	All Existing Global Hydrogen Equityholders to Roll 100% of their Equity into the Combined Company

●	Approximately 98% of Shares Voted at the Special Meeting of DUNE’s Stockholders Voted to Approve the Business Combination

WEST PALM BEACH, Fla. & NEW YORK, December 21, 2023 (GLOBE NEWSWIRE) – Global Hydrogen Energy LLC (“Global Hydrogen”), which seeks to be a leader in the sustainable energy transition as a next-generation industrial gas supplier, and Dune Acquisition Corporation (Nasdaq: DUNEU, DUNE, DUNEW) (“Dune”), a special purpose acquisition company, today announced the completion of its previously announced business combination. The combined company is named Global Gas Corporation (“Global Gas”) and its Class A common shares and warrants are expected to commence trading on the Nasdaq Capital Market (“Nasdaq”) under the new ticker symbols “HGAS” and “HGASW,” respectively, on or about December 22, 2023.

Headquartered in New York, Global Gas is led by Founder and Chief Executive Officer William B. Nance, who has over a decade of hydrogen and industrial gas experience. Global Gas is a minority-owned business that targets both private and publicly-funded hydrogen development and carbon recovery projects, including projects supported by local, county, state, and national-level governments. Global Gas primarily targets renewable waste as feedstock to generate the industrial gases it sells, and seeks arrangements with owners of wastewater treatment plants, food waste processing facilities, agricultural farms, and landfills as well as producers and distributors of renewable natural gas. In conjunction with the select specifications of its clients and development partners, Global Gas can deliver both Electrolyzer and Steam Methane Reforming offerings.

“Hydrogen is the tip of the spear for reducing carbon emissions in hard to decarbonize industries,” said William B. Nance. “The completion of our business combination with Dune positions Global Gas to be a leader in the rapidly growing hydrogen and carbon recovery ecosystem. We look forward to our next chapter as a public company, which will allow us to bring our expertise and infrastructure offerings to a global marketplace.

Global Gas expects to receive a delisting notice from the Nasdaq staff for failure to satisfy the initial listing standards of The Nasdaq Capital Market upon closing of the business combination in accordance with Nasdaq Rule 5101-2. Global Gas intends to timely request a hearing before the Nasdaq Hearings Panel to appeal Nasdaq’s delisting determination and work expeditiously to satisfy the applicable initial listing standards of The Nasdaq Capital Market.

Advisors

Winston & Strawn LLP and Sidley Austin LLP are serving as legal advisors to Dune.

Alston & Bird LLP is serving as legal advisor to Global Hydrogen.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “shall,” “seek,” “result,” “become,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches, ability to accelerate Global Gas’ strategy and capitalize on commercial opportunities, potential benefits of the Business Combination and the potential success of Global Gas’ strategy. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Global Gas’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside Global Gas’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the failure to maintain Nasdaq listing of Global Gas’ securities; changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Global Gas; Global Gas’ ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its strategy; risks relating to Global Gas’ operations and business, including information technology and cybersecurity risks, loss of customers and deterioration in relationships between Global Gas and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Global Gas as a result of the announcement and consummation of the Business Combination; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the impact of geopolitical, macroeconomic and market conditions, including the COVID-19 pandemic; and the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions. The foregoing list of factors is not exhaustive, and there may be additional risks that Global Gas presently knows or that Global Gas currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Additional information concerning certain of these and other risk factors is contained in Global Gas’ most recent filings with the Securities and Exchange Commission (the “SEC”), including Dune’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 10, 2023, as amended by Amendment No. 1 to Dune’s Annual Report on Form 10-K/A, which was filed with the SEC on July 17, 2023, and in those documents that Dune has filed, or Global Gas will file, with the SEC, including Dune’s definitive proxy statement filed with the SEC on November 7, 2023 (as supplemented by the additional definitive proxy soliciting materials filed on November 27, 2023, November 29, 2023, November 30, 2023, December 1, 2023 and December 4, 2023). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. In addition, forward-looking statements reflect Global Gas’ expectations, plans or forecasts of future events and views as of the date of this press release. Global Gas anticipates that subsequent events and developments will cause its assessments to change. All subsequent written and oral forward-looking statements concerning Global Gas, the transactions related to the Business Combination or other matters attributable to Global Gas or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. While Global Gas may elect to update these forward-looking statements at some point in the future, Global Gas expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Global Gas’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investor Relations

Global Gas Corporation

ir@globalhydrogen.co